SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 April 16, 1996

                    ________________________________________


                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-8002                           04-2209186
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   81 Wyman Street                                                       02254
   Waltham, Massachusetts                                           (Zip Code)
   (Address of principal executive offices)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
PAGE

   Item 5.  Other Events
            ------------

     On April 16, 1996, Thermo TerraTech Inc. ("Thermo TerraTech"), a majority-owned subsidiary of Thermo Electron Corporation (the "Company") issued a press release, attached hereto as Exhibit 99, to announce that it intends to sell approximately $100 million principal amount of subordinated debentures due 2003. The debentures will be convertible into shares of Thermo TerraTech's common stock, and will be guaranteed by the Company on a subordinated basis.

   Item 7.  Financial Statements, Pro Forma Combined Condensed Financial
            ------------------------------------------------------------
            Information and Exhibits
            ------------------------

            (a) Financial Statements of Business Acquired: not applicable.

            (b) Pro Forma Combined Condensed Financial Information: not
                applicable.

            (c) Exhibits

                99    Press Release of Thermo TerraTech,
                      dated April 16, 1996.



                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 19th day of April, 1996.



                                             THERMO TERRATECH INC.


                                             By: /s/ Jonathan W. Painter
                                                 Jonathan W. Painter
                                                 Treasurer